Tarkio Fund

(TARKX)

Prospectus

September 28, 2020

Beginning in 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling the Fund at (800) 231-2901 or submit a signed letter of instruction requesting paperless reports to 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147. If you own these shares through a financial intermediary, you may contact your financial intermediary to request your shareholder reports electronically.

Any time before January 1, 2021, you may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to receive paper copies of your shareholder reports calling the Fund at (800) 231-2901, or by submitting a signed letter of instruction requesting paper reports to 8000 Town  Centre Drive, Suite 400, Broadview Heights, Ohio, 44147.

If you own these shares through a financial intermediary, contact the financial intermediary to request paper copies.  Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

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As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary Section

1

General Summary Information

7

Investment Objective, Principal Investment Strategies, Related Risks,

and Disclosure of Portfolio Holdings

8

General Information

13

Shareholder Information

14

Investing in the Fund

16

Other Important Investment Information

23

Financial Highlights

27

Privacy Notice

29

How to Get More Information

30

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Summary Section

Investment Objective

The Tarkio Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution Fees/Service (12b-1) Fees	0.00%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	1.00%

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the most recent fiscal year end, the Fund’s portfolio turnover rate was 18.76% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

The guiding principle of the Tarkio Fund is the belief that a long-term investor in common stock is a partner with the business in which they invest.  Front Street Capital Management, Inc. (the “Adviser”) pursues long-term capital appreciation for its shareholders by employing a disciplined bottom up, fundamental approach to identify equity investments that satisfy its quality and valuation standards.  The Fund is non-diversified, which means it has the ability to take larger positions in a smaller number of companies.

Quality companies are defined by the Adviser as enterprises run by a management team focused on creating long-term value in the business. The Adviser’s qualitative review of a company focuses on company culture, and also includes an analysis of corporate integrity, capital allocation (historically, and on an ongoing basis), and long-term focus of management. As part of this review process, the Adviser will review publicly available information documenting management actions (with regard to integrity) and capital allocation (investing) decisions.  The Adviser looks for companies that demonstrate high levels of integrity, long-term focus, purpose and passion, teamwork (cooperation, not internal competition), and a focus on employee empowerment (driving fear out of the organization), as well as discipline with respect to capital allocation.  The Adviser looks for companies that focus on these criteria both historically and on an ongoing basis and really lives with these companies as a long-term partner.  Again, the Adviser is a long-term investor that seeks companies that satisfy its quality and valuation standards.  The Adviser considers each company it invests in as a long-term partner.

When making an investment decision, the Adviser also considers the company’s performance with respect to environmental, social, and governance (ESG) factors. The Adviser has developed its own internal process for measuring companies’ performance relative to a set of ESG factors that the Adviser believes are a good indicator of long-term financial performance.  Each company’s behavior as it relates to these ESG factors is unique, but the Adviser generally believes that environment-impacting actions and omissions (including externalizing costs, pollution/conservation, and sustainability in operations), transparency and accountable governance (such as board and officer compensation levels, transparency of reporting, and accountability in the event of rule-breaking), and a commitment to diversity, inclusiveness, empowerment and social justice are all indicators of whether a company adheres to the Adviser’s criteria.  The Adviser believes positive ESG factors (such as environmental stewardship, community and societal well-being, corporate transparency, and ethical treatment of all stakeholders – not just shareholders) are often indicative of a company’s alignment with the Adviser’s investment criteria as stated above.  The Fund, generally, seeks to avoid investing in companies that the Adviser deems inconsistent with these positive ESG factors because the Adviser believes that typically, companies that are extractive or that profit from social

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destruction or addictive products tend not to have long-term focus and tend not to have a non-monetary purpose or passion.  The Adviser also believes that companies managed with long-term performance in mind are less likely to incur the many various liabilities associated with negative ESG factors, including, among others, exploitation of employees, communities, and the environment.  Such liabilities can include employee and/or shareholder lawsuits and regulatory sanctions and/or fines. However, the Adviser’s internal ESG screening process does not automatically eliminate any type of company from investment.  The ESG process is only one part of the Adviser’s overall investment analysis process.

Once companies are identified, the Adviser attempts to find buying opportunities at prices that represent a fair value for a long-term owner The Adviser’s qualitative review process is subjective and may result in investments in companies that do not satisfy all shareholders of the Fund.

The Fund, under normal market conditions, invests primarily in common stock from small, medium, and large capitalization U.S. companies that are selected for their long-term appreciation potential.  While it is anticipated that the Fund invests across a range of industries, certain sectors such as the technology sector may, at times, be favored over others because the Adviser seeks best investment opportunities regardless of sector.  The sectors in which the Fund may be over-weighted will vary at different points in the economic cycle. To a significantly lesser extent, the Fund may invest in fixed income securities (including debt securities that are considered speculative and are commonly referred to as “junk bonds”) and securities of foreign issuers, including issuers in emerging markets using the same fundamental research approach based on quality and price.  When investing in fixed-income securities, the Fund does not attempt to maintain a certain duration.  Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. For example, if interest rates move up 1 percentage point (1%) while the Fund’s duration is 4 years, the Fund’s share price would be expected to decline by 4%. The larger the duration number, the greater an investment’s sensitivity to changes in interest rates.  In addition, the Fund may invest in other investment companies, such as money market funds and exchange-traded funds (“ETFs”), for cash management and other purposes, including to gain exposure to certain sectors of securities that are represented by ownership in ETFs.  The Adviser limits to 5% the Fund’s total assets that may be invested in ETFs.

The Adviser generally will not engage in frequent trading of the Fund’s portfolio securities.

The Adviser may sell or reduce the Fund's position in a security when the facts or the original investment analysis have changed.

The Principal Risks of Investing in the Fund

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Risks in General. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund's investments. There is risk that these and other factors may adversely affect the Fund's performance. The loss of money is a risk of investing in the Fund.

Risks of Investing in Common Stocks. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Risks of Small and Medium Capitalization Companies. The Fund invests in the stocks of small, medium, and large capitalization companies.  Investments in small and medium capitalization companies may be riskier than investments in larger, more established companies. The earnings and prospects of these companies are more volatile than larger companies. Small and medium capitalization companies may have limited product lines and markets and may experience higher failure rates than do larger companies.  The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies.  Smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience.

Risks of Investing in Foreign Securities. Investing in foreign investments carries potential risks not associated with domestic investments, which may include currency exchange rate fluctuations; political and financial instability; less liquidity and greater volatility; lack of uniform accounting, auditing and financial reporting standards; less government regulation and supervision; increased price volatility; and delays in transaction settlement in some foreign markets. The considerations noted above generally are intensified for investments in emerging markets.  An emerging market is considered to be a market that is in a transitional phase of its economic development and in the process of building liquid equity, debt and foreign exchange markets.

Risks of Fixed Income Securities. Investing in fixed income securities subjects the Fund to interest rate risk and credit risk.  Interest rate risk is the risk that increases in interest rates can cause the prices of the Fund’s investments in fixed income securities to decline.  Credit risk is the risk that the issuer of bonds may not be able to meet interest or principal payments when bonds become due. Fixed income securities also face interest rate risk and duration risk. Interest rate risk refers to the risk that the prices of fixed income securities generally fall as interest rates rise; conversely, the prices of fixed income securities generally rise as interest rates fall.  The Fund could lose money or experience a lower rate of return if it holds high-yield securities (“junk bonds”) that are subject to

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higher credit risks and are less liquid than other fixed income securities.  Junk bonds are considered speculative and have more credit risk than investment grade bonds.

Investment Company Securities Risks.  The Fund will incur higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. Some of the underlying funds, including the ETFs, will invest in equity securities which are generally affected by movements in the equity and stock markets.  The Fund, through its investments in underlying funds (including the ETFs), may be exposed to various fixed income risks, including credit risk (i.e. the risk the issuer of the security may not be able to make interest or principal payments when due).

Risks of Non-Diversification. The Fund is a non-diversified portfolio, which means that it can take larger positions in a smaller number of securities than a portfolio that is "diversified." Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Sector Risk.  The Fund’s investment strategy may, from time to time, result in the Fund investing significant amounts of its portfolio in securities of issuers principally engaged in the same or related businesses.  If the Fund’s portfolio is over-weighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over-weighted in that sector. For example, to the extent the Fund is over-weighted in the technology sector, it will be affected by developments affecting the technology sector.  The stock prices of technology and technology-related companies and therefore the value of the Fund may experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, produce compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.  Similarly, if the Fund is over-weighted companies in the industrials sector, the Fund could experience significant price movements due to increased global competition, increased government regulation, deterioration in global economic conditions, changes in consumer preferences or other factors.  The Fund may also invest in relatively few issuers in these sectors.  Thus, the Fund may be more susceptible to adverse developments affecting any single issuers held in its portfolio and may be more susceptible to greater losses because of these developments.

ESG or Responsible Investing Risk. The Fund’s ESG investment strategy may select or exclude securities of certain issuers for reasons other than performance and as a result the Fund may underperform funds that do not utilize an ESG investment screening process. ESG investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Adviser or any judgment exercised by the Adviser will reflect the beliefs or values of any particular investor.

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Management Risks. The Adviser's implementation of the Fund's strategy may fail to produce the intended results.

Performance History

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the periods indicated compare to those of a broad-based securities index.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at www.tarkiofund.com.

Year by Year Return as of December 31st

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
21.17%
38.50%
8.85%
-8.05%
28.50%
29.04%
-23.27%
29.57%
2012
2013
2014
2015
2016
2017
2018
2019

For the periods included in the bar chart:

Best Quarter

26.45%, 1st Quarter, 2019

Worst Quarter

              -27.65%, 4th Quarter, 2018

The Fund’s year to date return as of June 30, 2020 was -12.63%.

Average Annual Total Return as of December 31, 2019.

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	1 Year	5 Years	Since Inception (June 28, 2011)
Return Before Taxes	29.57%	8.68%	10.16%
Return After Taxes on Distribution	28.01%	8.04%	9.67%
Return After Taxes on Distribution and Sale of Fund Shares	18.56%	6.73%	8.19%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.69%	13.68%

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser.

Front Street Capital Management, Inc.

Portfolio Managers.

•

Russell Piazza has managed the Fund since its inception in June 2011. Russell Piazza is the President of the Adviser.

•

Dominic Piazza has managed the Fund since September 2019.  Dominic Piazza is part of the research team and serves as a Marketing Manager at the Adviser.

•

Jeremy Brown has managed the Fund since September 2019.  Jeremy Brown is part of the research team and serves as a Development Manager at the Adviser.

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General Summary Information

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

	Initial	Additional
Regular Account	$ 2,500	$ 100
Automatic Investment Plan	$ 1,000	$ 100
IRA Account	$ 1,000	$ 100

Investors may purchase or redeem Fund shares on any business day through a financial intermediary, by mail (Tarkio Fund, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147), by wire, or by telephone at 1-866-738-3629. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund's distributions are generally currently taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you will generally be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings

Investment Objective

The Tarkio Fund’s investment objective is long term growth of capital. The Fund’s investment objective is fundamental and may not be changed without shareholder approval.

The Investment Selection Process Used by the Fund

The guiding principle of the Tarkio Fund is the belief that a long-term investor in common stock is a partner in the business that they invest.  The Adviser pursues long-term capital appreciation for its shareholders with a disciplined, bottom up, fundamental approach to identify attractive equity investments based on quality and price. The Fund is a "non-diversified" fund, which means it can invest in fewer securities at any one time than a diversified fund. Also, from time to time the Fund may invest a significant portion of its assets in a limited number of sectors but will not concentrate in any particular industry.

Quality companies are defined by the Adviser as enterprises run by a management team focused on creating long-term value in the business. The Adviser’s qualitative review of a company focuses on company culture, and also includes an analysis of corporate integrity, capital allocation (historically, and on an ongoing basis), and long-term focus of management. As part of this review process, the Adviser will review publicly available information documenting management actions (with regard to integrity) and capital allocation (investing) decisions.  The Adviser looks for companies that demonstrate purpose and passion, teamwork (cooperation, not internal competition), and a focus on employee empowerment (driving fear out of the organization).  The Adviser seeks companies that focus on these criteria both historically and on an ongoing basis and really lives with these companies as a long-term partner.  Again, the Adviser is a long-term investor that seeks companies that satisfy its quality and valuation standards.  The Adviser considers each company it invests in as a long-term partner.

When making an investment decision, the Adviser also considers the company’s performance with respect to environmental, social, and governance (ESG) factors. The Adviser has developed its own internal process for measuring a companies’ performance relative to a set of ESG factors that the Adviser believes are a good indicator of long-term financial performance.  Each company’s behavior as it relates to these ESG factors is unique, but the Adviser generally believes that environment-impacting actions and omissions (including externalizing costs, pollution/conservation, and sustainability in operations), transparency and accountable governance (such as board and officer

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compensation levels, transparency of reporting, and accountability in the event of rule-breaking), and a commitment to diversity, inclusiveness, empowerment and social justice are all indicators of whether a company adheres to the Adviser’s criteria.  The Adviser believes positive ESG factors (such as environmental stewardship, community and societal well-being, corporate transparency, and ethical treatment of all stakeholders – not just shareholders) are often indicative of a company’s alignment with the Adviser’s investment criteria as stated above.  The Fund, generally, seeks to avoid investing in companies that the Adviser deems inconsistent with these positive ESG factors because the Adviser believes that typically, companies that are extractive or that profit from social destruction or addictive products tend not to have long-term focus and tend not to have a non-monetary purpose or passion.  The Adviser also believes that companies managed with long-term performance in mind are less likely to incur the many various liabilities associated with negative ESG factors, including, among others, exploitation of employees, communities, and the environment.  Such liabilities can include employee and/or shareholder lawsuits and regulatory sanctions and/or fines. However, the Adviser’s internal ESG screening process does not automatically eliminate any type of company from investment.  The ESG process is only one part of the Adviser’s overall investment analysis process.

The Objective Analysis

In determining whether a particular company or security may be a suitable investment, the Adviser may focus on a number of different criteria that may include, without limitation, the company’s accounting practices; its relationships with customers, employees, suppliers and local and national government; commitment to shareholder interest; its specific market expertise; and other indications that a company or security may be an attractive investment prospect. As part of this fundamental, bottom-up research, the Adviser may visit with various levels of a company’s management, as well as with its customers and (as relevant) suppliers, distributors, and competitors.  After taking into consideration the foregoing types of variables, a company may be selected for inclusion in the Fund’s portfolio if, in the Adviser’s view, ownership of the company would be consistent with the Adviser’s philosophy as described above.

The Fund, under normal market conditions, invests primarily in common stock from small, medium, and large capitalization U.S. companies that are selected for their long-term appreciation potential.  While it is anticipated that the Fund invests across a range of industries, certain sectors such as the technology sector may, at times, be favored over others because the Adviser seeks best investment opportunities regardless of sector.  The sectors in which the Fund may be over-weighted will vary at different points in the economic cycle. To a significantly lesser extent, the Fund may invest in fixed income securities (including debt securities that are considered speculative and are commonly referred to as “junk bonds”) and securities of foreign issuers, including issuers in emerging markets using the same fundamental research approach based on quality and

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price.  When investing in fixed-income securities, the Fund does not attempt to maintain a certain duration.  Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. For example, if interest rates move up 1 percentage point (1%) while the Fund’s duration is 4 years, the Fund’s share price would be expected to decline by 4%. The larger the duration number, the greater an investment’s sensitivity to changes in interest rates.  In addition, the Fund may invest in other investment companies, such as money market funds and exchange-traded funds (“ETFs”), for cash management and other purposes, including to gain exposure to certain sectors of securities that are represented by ownership in ETFs.  The Adviser limits to 5% the Fund’s total assets that may be invested in ETFs.

The Adviser generally will not engage in frequent trading of the Fund’s portfolio securities.

The Adviser sells or reduces the Fund's position in a security when the facts or the analysis surrounding the reason to originally put the security in the Fund's portfolio have changed.

Temporary Defensive Positions

The Fund may hold all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, short-term debt obligations, and repurchase agreements, either due to pending investments or when investment opportunities are limited or market conditions are adverse. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would have if it remained more fully invested in common stocks. If the Fund invests in shares of a money market fund, shareholders of the Fund generally will be subject to duplicative management and other fees and expenses.

The Principal Risks of Investing in the Fund

Risks in General. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund's investments. There is risk that these and other factors may adversely affect the Fund's performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The loss of money is a risk of investing in the Fund.

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Risks of Investing in Common Stocks. The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that the Fund invests in, including the strength of the company's management or the demand for its products or services. You should be aware that a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services. In addition, a company's share price may also decline if its earnings or revenues fall short of expectations.

There are overall stock market risks that may also affect the value of the Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund's investments may increase or decrease more than the stock markets in general.

Risks of Small and Medium Capitalization Companies. The Fund invests in the stocks of small, medium, and large capitalization companies.  Investments in small and medium capitalization companies may be riskier than investments in larger, more established companies. The earnings and prospects of these companies are more volatile than larger companies. Small and medium capitalization companies may experience higher failure rates than do larger companies. The trading volume of securities of small and medium capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Small and medium capitalization companies may have limited markets, product lines or financial resources, and may lack management experience.

Risks of Investing in Foreign Securities. To the extent the Fund invests in foreign securities, the Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include the risks associated with higher transaction costs, delayed settlements, lack of liquidity, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments. In addition, foreign issuers, brokers, and securities markets may be subject to less government supervision than in the U.S. The considerations noted above generally are intensified for investments in emerging markets. Emerging markets may have relatively

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unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Fixed Income Securities Risks. To the extent the Fund invests in fixed income securities, it could lose money or experience a lower rate of return if it holds a fixed income security whose issuer is unable to meet its financial obligations, or in the event that interest rates decrease or increase, depending on the Fund’s investments.  These securities may accrue income that is distributable to shareholders even though the income may not yet have been paid.  If so, the Fund may need to liquidate some of its holdings and forego the purchase of additional income-producing assets.  Fluctuations in interest rates may affect the yield and value of a Fund’s investments in income-producing or fixed income or debt securities.  Generally, if interest rates rise, the value of the Fund’s investments may fall.  The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields.  The Fund could lose money or experience a lower rate of return if it holds high-yield securities (“junk bonds”) that are subject to higher credit risks and are less liquid than other fixed income securities.  Junk bonds are considered speculative and have more credit risk than investment grade bonds.

Investment Company Securities Risks. When the Fund invests in other investment companies (such as mutual funds or ETFs), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. The Fund may also be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds. The Fund has no control over the risks taken by the underlying funds in which it invests. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; and (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. When the Fund invests in underlying index funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the index on which the ETF or index mutual fund is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds.

Risks of Non-Diversification. The Fund is a non-diversified portfolio, which means that it can take larger positions in a smaller number of securities than a portfolio that is

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"diversified." Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Sector Risk.  The Fund’s investment strategy may, from time to time, result in the Fund investing significant amounts of its portfolio in securities of issuers principally engaged in the same or related businesses.  If the Fund’s portfolio is over-weighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over-weighted in that sector. For example, to the extent the Fund is over-weighted in the technology sector, it will be affected by developments affecting the technology sector.  The stock prices of technology and technology-related companies and therefore the value of the Fund may experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, produce compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.  Similarly, if the Fund is over-weighted companies in the industrials sector, the Fund could experience significant price movements due to increased global competition, increased government regulation, deterioration in global economic conditions, changes in consumer preferences or other factors.  The Fund may also invest in relatively few issuers in these sectors.  Thus, the Fund may be more susceptible to adverse developments affecting any single issuers held in its portfolio and may be more susceptible to greater losses because of these developments.

ESG or Responsible Investing Risk. While the Adviser believes that companies with positive ESG factors can perform better than their non-ESG aligned peers in the long term, ESG responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize this type of investment process. The application of ESG or responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the Adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that no longer satisfy the Adviser’s investment criteria. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s ESG or responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

Management Risks. The Adviser's implementation of the Fund's strategy may fail to produce the intended results.

Market Turbulence Resulting From COVID-19.  An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively

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affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

General Information

Management

The Investment Adviser

Front Street Capital Management, Inc. is the investment adviser of the Fund and has responsibility for the management of the Fund's affairs, under the supervision of the Trust's Board of Trustees. The Adviser is a registered investment adviser. As of August 31, 2020, the Adviser had approximately $424 million in assets under management.  The Fund's investment portfolio is managed on a day-to-day basis by Russell Piazza, Dominic Piazza and Jeremy Brown.

Russell Piazza is the President of the Adviser.  Russell Piazza has managed the Fund since its inception in June 2011. The Adviser was organized in 2006 as a Montana corporation and its address is 218 East Front Street, Suite 205, Missoula, Montana 59802.

Russell Piazza founded the Adviser in 2006.  Russell Piazza began his investment career in 1977 with Crowell Weedon & Co. in California.  He then moved to Piper Jaffray & Co. in Missoula, Montana where he became a Portfolio Manager and Vice President of Investments.  While at Piper Jaffray & Co., the business evolved into a discretionary managed portfolio model and Russell Piazza was instrumental in developing the firm’s Discretionary Fee Based Portfolio Management Program.  He continued to work on the Piper Navigator Program until 2006 when Piper Jaffray & Co. was purchased by UBS.  Russell Piazza received a B.S. degree in Finance from the University of Montana.

Dominic Piazza is the Marketing Manager and a member of the Adviser’s research team.  He has been a portfolio manager to the Fund since September 2019.  Dominic Piazza joined the Adviser in 2016 after completing his undergraduate degree in environmental science from Willamette University.  Dominic Piazza is the son of Russell Piazza.

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Jeremy Brown is the Development Manager and a member of the Adviser’s research team.  He has been a portfolio manager to the Fund since September 2019.  Jeremy Brown joined the Adviser in 2016 following a 10-year career in corporate and securities law with Dorsey & Whitney LLP and K&L Gates LLP. Jeremy received a law degree from New York University School of Law in 2005 and a B.A. in Philosophy from Seattle University in 1999.

The Adviser has an affiliated investment adviser.  The Adviser has in place certain policies and procedures designed to prevent conflicts of interest.  Additional information is provided in the Fund’s SAI.

The Fund's SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees.

Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  Under this Agreement the Adviser pays the operating expenses of the Fund excluding fees payable under the Agreement and the Services Agreement, brokerage fees and commissions, taxes, interest expense, the costs of acquired fund fees and expenses, and extraordinary expenses. For its services, the Adviser receives a management fee under the amended Investment Advisory Agreement equal to 0.75% of the average daily net assets of the Fund.

A discussion regarding the basis of the Board of Trustees' approval of the continuation of the Investment Advisory Agreement between the Trust and the Adviser is available in the Fund’s annual report to shareholders for the year ended May 31, 2020.  For the fiscal year ended May 31, 2020, the Adviser received an aggregate fee of 0.75% for investment advisory services performed, expressed as a percentage of average net assets of the Fund.

Under the Services Agreement the Adviser receives an additional fee of 0.25% and is obligated to provide executive and administrative services, assist in the preparation of the Trust’s tax returns and various reports to shareholders, and provide non-investment related statistical and research data.

Shareholder Information

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Pricing of Fund Shares

The price you pay for a share of the Fund, and the price you receive upon selling a share of the Fund, is the net asset value next determined by the Fund ("NAV"). The NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value = Total Assets - Liabilities / Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open for trading. In addition to Saturday and Sunday, the NYSE is closed on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed.  All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund's Transfer Agent, Mutual Shareholder Services plus any applicable sales charge. If you sell your Shares, a contingent deferred sales charge may apply, which would reduce the amount of money paid to you by the Fund.

If you purchase shares directly from the Fund, your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day's NAV. The Fund's assets are generally valued at their market value. If market prices are not available or, in the Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser may value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The Fund's investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Adviser, subject to the review and oversight of the Fund's Board of Trustees. The Fund may use pricing services to help determine market value.

When pricing securities using the fair value guidelines established by the Board of Trustees, the Fund (with the assistance of its service providers) seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities.  However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a

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security may differ from the fair value of that security as determined by the Adviser at the time of NAV calculation.  Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis.  These discrepancies do not necessarily indicate that the Fund’s fair value methodology is inappropriate.  The Fund will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available. The Fund (and its service providers) continually monitors and evaluates the appropriateness of its fair value methodologies through systematic comparisons of fair values to the actual next available market prices of securities contained in the Fund’s portfolio.

Because the Fund may have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.  With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests.  The prospectuses for these investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Investing in the Fund

You may purchase shares of the Fund through the Distributor or through a brokerage firm or other financial institution that has agreed to sell the Fund's shares. If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application (To establish an IRA, complete an IRA Application). To request an application, call toll-free 1-866-738-3629. Your initial investment minimum can be found in the table that follows. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower to investors purchasing shares through a brokerage firm or other financial institution.

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Investments Made Through Brokerage Firms or Other Financial Institutions

If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. The Fund is deemed to have received your order when the brokerage firm or financial institution receives the order, and your purchase will be priced at the next calculated NAV. Your financial institution is responsible for transmitting your order in a timely manner.

Minimum Investments

	Initial	Additional
Regular Account	$2,500	$100
Automatic Investment Plan	$1,000	$100*
IRA Account	$1,000	$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, traveler’s checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading (refer to “Other Important Investment Information – Market Timing” later in this prospectus). The Fund also reserves the right to stop offering shares at any time.

Types of Account Ownership

You can establish the following types of accounts by completing a Shareholder Account Application:

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•

Individual or Joint Ownership.  Individual accounts are owned by one person. Joint accounts have two or more owners.

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A Gift or Transfer to Minor (UGMA or UTMA). A UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

•

Trust. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

•

Business Accounts. Corporation and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

•

IRA Accounts. See “Types of Tax-Deferred Plans.”

Instructions for Opening and Adding to an Account

To Open an Account by Mail:

Complete and sign the Shareholder Application or an IRA Application. Make your check payable to Tarkio Fund. For IRA accounts, please specify the year for which the contribution is made.

Mail or overnight the application and check to:

Tarkio Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

To add to an account by mail:

Complete the investment slip that is included with your account statement and write your account number on your check. If you no longer have your investment slip, please reference your name, account number, and address on your check.

Mail or overnight the slip and the check to:

Tarkio Fund
c/o Mutual Shareholder Services

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8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147

To Open an Account by Wire

Call (866) 738-3629 for instructions and to obtain an investor account number or an IRA account number prior to wiring to the Fund.

To add to an Account by Wire

Call (866) 738-3629 for instructions.

Telephone and Wire Transactions

With respect to all transactions made by telephone, the Fund and its transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, then neither the Fund nor the transfer agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. In any instance where the Fund's transfer agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the transfer agent shall be liable for any losses which may occur because of delay in implementing a transaction.

If you purchase your initial shares by wire, the transfer agent first must have received a completed account application and issued an account number to you. The account number must be included in the wiring instructions as set forth on the previous page. The transfer agent must receive your account application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed, and taxes may be withheld unless the Fund receives a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the transfer agent receives your wired funds and all required information is provided in the wire instructions. If the wire is not received by 4:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current

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income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

Types of Tax-Deferred Accounts

•

Traditional IRA.  An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and distributions are taxable as income.

•

Roth IRA.  An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

•

Spousal IRA. An IRA funded by a working spouse in the name of a non-earning spouse.

•

SEP-IRA.  An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.

•

Keogh or Profit Sharing Plans.  These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions for each person covered by the plans.

•

403(b) Plans. An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

•

401(k) Plans. Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

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Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in the Fund from your bank or savings account. Your initial investment minimum is $1,000. Shares of the Fund may also be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or Social Security checks transferred automatically to purchase shares of the Fund.  You may also arrange for automatic monthly investments by having investments come directly from your payroll check.

Dividend Reinvestment

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

Instructions for Selling Fund Shares

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the transfer agent. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered and include the items listed below under the caption “To Sell Shares.”  The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

To Sell Shares

By Mail

Write a letter of instruction that includes:

•

The names(s) and signature(s) of all account owners.

•

Your account number.

•

The dollar or share amount you want to sell.

•

Where to send the proceeds.

•

If redeeming from your IRA, please note applicable withholding requirements.

•

Obtain a signature guarantee or other documentation, if required.

Mail or overnight your request to:

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Tarkio Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

By Telephone

You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate section of the account application that you decline this option. Otherwise, you may redeem Fund shares by calling (866) 738-3629. Redemption proceeds will only be mailed to your address of record.

•

You will not be able to redeem by telephone and have a check sent to your address of record for a period of 15 days following an address change.

•

Unless you decline telephone privileges in writing or on your account application, as long as the Fund takes reasonable measures to verify the order, you may be responsible for any fraudulent telephone order.

For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call (866)738-3629.

The Fund typically expects to meet redemption requests through cash holdings or cash equivalents and expects to use cash holdings or cash equivalents on a regular basis. The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the transfer agent of a redemption request in proper form: (i) for payment by check, the Fund typically expects to mail the check within two business days; and (ii) for payment by wire or ACH, the Fund typically expects to process the payment within two business days.  Payment of redemption proceeds may take up to 7 days as permitted under the Investment Company Act of 1940. Under unusual circumstances as permitted by the Securities and Exchange Commission (the “SEC”), the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven (7) days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Additional Redemption Information

Signature Guarantees

Signature guarantees are designed to protect both you and the Fund from fraud. A signature guarantee of each owner is required to redeem shares in the following situations:

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•

If you change ownership on your account.

•

If you request the redemption proceeds to be sent to a different address than that registered on the account.

•

If a change of address request has been received by the Transfer Agent within the last 15 days.

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide signature guarantees.

The Fund reserves the right to require a signature guarantee under other circumstances or to delay a redemption when permitted by Federal Law. For more information pertaining to signature guarantees, please call (866) 738-3629.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the transfer agent at (866) 738-3629 to determine what additional documents are required.

Address Changes

To change the address on your account, call the transfer agent at (866) 738-3629 or send a written request signed by all account owners. Include the account number(s) and name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the transfer agent at (866) 738-3629 to determine what additional documents are required.

Redemption Initiated by the Fund

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $500.

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After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to accounts using automatic investment plans, to IRAs, and to other tax-sheltered investment accounts. The right of redemption by the Fund will not apply if the value of your account balance falls below $500 because of market performance. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax adviser.

Redemptions In-Kind

 The Fund typically expects to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets.  On a less regular basis, and if the Adviser believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian to the extent such arrangements are in place with the custodian.  These methods normally will be used during both regular and stressed market conditions.  In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.”  While the Fund does not intend, under normal circumstances, to redeem its shares by payment in kind. It is possible, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net asset value at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

Shareholder Communications

Account Statements

Every quarter, shareholders of the Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

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Confirmations

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings

Financial reports will be sent at least semiannually. Annual reports will include audited financial statements. To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

Other Important Investment Information

Dividends and Distributions

The Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash. Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

If you are interested in changing your election, you may call the transfer agent toll free at           (866) 738-3629 or send a written notification to:

Tarkio Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees also has adopted a policy and procedures (the “Procedures”) directing the Fund to reject any purchase order with respect to an investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. These Procedures include relying on the Fund’s fair valuation processes with respect to

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the securities for which market quotations are not readily available. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. The Fund has entered into information sharing agreements with intermediaries as required by Rule 22c-2 under the Investment Company Act of 1940 that require intermediaries to provide, upon the Fund’s request, certain information about their customers and their customers’ transactions in shares of the Funds.  However, there can be no guarantee that all short-term trading will be detected in a timely manner, since the Fund will rely on the financial intermediaries to provide the trading information, and the Fund cannot be assured that the trading information, when received, will be in a form that can be quickly analyzed or evaluated by the Fund.

The Fund may invest in foreign securities, and small to mid-capitalization companies, and therefore may have additional risks associated with market timing. Because the Fund may invest in securities that are, among other things, priced on foreign exchanges, thinly traded, traded infrequently or relatively illiquid, the Fund has the risk that the current market price for the securities may not accurately reflect current market values. This can create opportunities for market timing by shareholders. For example, securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences, and therefore could dilute the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.

Taxes

The Fund intends to distribute all or substantially all of its net investment income and net realized capital gains to its shareholders at least annually.  The Fund’s shareholders may elect to take in cash or reinvest in additional Fund shares any dividends from net investment income or capital gains distributions.  Although the Fund is not taxed on amounts it distributes, shareholders will generally be taxed on distributions regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

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Distributions to non-corporate investors attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied.  Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares.  Distributions may be subject to foreign, state, and local taxes, as well as federal taxes.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates.  Corporate shareholders of a Fund may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD provided certain holding period requirements are met.  See the SAI for additional information.

In general, a shareholder who sells or redeems shares in the Fund will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares, provided that any loss recognized on the sale of shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities.  You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements and the Fund satisfies certain requirements.  See your tax adviser or and the SAI for more information.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure distributions and sale of shares of a Fund are treated appropriately on their income tax returns.

Cost Basis Reporting.  Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered securities” are sold.  Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

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The Fund has chosen Average Cost Method as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

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Financial Highlights

The following table is intended to help you better understand the financial performance of the Fund for the last five years. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Cohen & Company, Ltd., the independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders. The annual report is available from the Fund upon request without charge.

Selected data for a share outstanding throughout the period:

	Years Ended
	5/31/2020	5/31/2019	5/31/2018	5/31/2017	5/31/2016

Net Asset Value, at Beginning of Year	$ 18.00	$ 20.52	$ 18.93	$ 14.40	$ 15.12

Income (Loss) From Operations:
Net Investment Income (Loss) *	0.02	0.14	0.07	(0.01)	- (a)
Net Realized and Unrealized Gain (Loss) on Investments	(0.51)	(2.12)	1.89	4.62	(0.67)
Total from Investment Operations	(0.49)	(1.98)	1.96	4.61	(0.67)

Distributions:
Net Investment Income	(0.03)	(0.11)	(0.04)	(0.01)	-
Realized Gains	(1.00)	(0.43)	(0.33)	(0.07)	(0.05)
Total from Distributions	(1.03)	(0.54)	(0.37)	(0.08)	(0.05)

Net Asset Value, at End of Year	$ 16.48	$ 18.00	$ 20.52	$ 18.93	$ 14.40

Total Return **	(3.67)%	(9.36)%	10.21%	32.07%	(4.41)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 91,013	$97,563	$102,690	$72,946	$ 35,365
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.13%	0.72%	0.32%	(0.04)%	(0.02)%
Portfolio Turnover	18.76%	20.10%	27.67%	9.71%	12.19%

(a) Amount calculated is less than 0.005.

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

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TARKIO FUND

Other Fund Service Providers

Investment Adviser

Front Street Capital Management, Inc.

Distributor

Arbor Court Capital, LLC

Custodian
Huntington National Bank

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

Legal Counsel

Practus, LLP

Transfer Agent

Mutual Shareholder Services, LLC

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Privacy Notice

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following non-public personal information about you:

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

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The Fund’s Privacy Notice is not part of the Prospectus.

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How to Get More Information

Where to Go for Information

For shareholder inquiries, please call (866) 738-3629.

The Statement of Additional Information is on file with the Securities and Exchange Commission (“SEC”), contains additional and more detailed information about the Fund, and is incorporated into this Prospectus by reference. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. There are four ways to get a copy of these documents.

1.

Call or write for one, and a copy will be sent without charge. General inquires about the Fund may also be directed to the below address and phone number.

Tarkio Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(866) 738-3629

2.

Go to the Fund’s website at www.tarkiofund.com.

3.

Call or write the SEC’s Public Reference Room, 100 F Street, N.E., Washington D.C.  Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  Copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

4.

Reports and other information regarding the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov..

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

The Adviser’s Contact Information is:

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Front Street Capital Management, Inc.
218 East Front Street

Suite 205

Missoula, MT 59802

406-541-0130

SEC File Number: 811-22504

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Tarkio Fund

(TARKX)

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